Fees Summary	Mar. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,609,308.67
Previously Paid Amount	0.00
Total Fee Amount	498.45
Total Offset Amount	0.00
Net Fee	$ 498.45